                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  SEPTEMBER 2, 1998
                                                        -----------------


                          COPLEY PHARMACEUTICAL, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
        (State or other jurisdiction of incorporation or organization)


                 0-20126                             04-2514637
         (Commission File Number)        (IRS Employer Identification No.)

                25 JOHN ROAD
            Canton, Massachusetts                      02021
   (Address of principal executive offices)          (Zip Code)


                                (781) 821-6111
             (Registrant's telephone number, including area code)



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ITEM 5.    OTHER EVENTS.

On September 2, 1998, Copley Pharmaceutical, Inc. announced that it had been served as a nominal defendant in a shareholder derivative action against six of its seven current Directors. The lawsuit, which was brought by Great Neck Capital Appreciation Investment Partnership, the owner of an unspecified number of Copley shares, is pending in Norfolk County, Massachusetts Superior Court. The complaint's allegations include alleged breach of fiduciary duty and alleged waste of corporate assets and it seeks unspecified damages.











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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 4, 1998                   COPLEY PHARMACEUTICAL, INC.


                                    /s/ Daniel M. P. Caron
                                    ----------------------
                                    Daniel M. P. Caron
                                    Vice President Finance, Chief Financial
                                    Officer and Treasurer
                                    (Principal Financial Officer)



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